UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2006

GENENTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9813 (Commission File Number)	94-2347624 (I.R.S. Employer Identification No.)

1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (650) 225-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 11, 2006, Genentech, Inc., a Delaware corporation, issued a press release announcing earnings for the first quarter ended March 31, 2006. A copy of the earnings press release is furnished as Exhibit 99.1 to this report.

The attached press release contains both GAAP and non-GAAP financial measures. The non-GAAP financial measures included are net income, earnings per share (or “EPS”), operating expenses (including research and development (or “R&D”), and marketing, general and administrative (or “MG&A”)), R&D and MG&A as a percentage of operating revenues, and provisions for income taxes. These non-GAAP financial measures exclude recurring charges related to the redemption of our callable putable common stock on June 30, 1999 (the "Redemption"), litigation-related special items, and for the quarter ended March 31, 2006 also exclude employee stock-based compensation expense under Statement of Financial Accounting Standards No. 123R. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

The press release includes non-GAAP financial measures because our management uses this information to monitor and evaluate Genentech's operating results and trends on an on-going basis and to facilitate internal comparison to historical operating results. Our management believes the non-GAAP information is also useful for investors because the amounts relating to the Redemption and push-down accounting and the litigation-related special items that are excluded were the result of transactions that are unusual due to their nature, size or infrequency. Excluding those items, and employee stock-based compensation expense, from our operating results provides users of the financial statements an important insight into our operating results and related trends that affect our business. In addition, our management uses non-GAAP financial information and measures internally for operating, budgeting and financial planning purposes.

ITEM 8.01.	OTHER EVENTS

A copy of our consolidated statements of income for the first quarter ended March 31, 2006, and consolidated balance sheets data at March 31, 2006, prepared in accordance with GAAP is filed as Exhibit 99.2 to this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.
99.1	Earnings Press Release of Genentech, Inc. dated April 11, 2006.
99.2	Consolidated Statements of Income and Balance Sheets Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENENTECH, INC.
Date:	April 11, 2006	/s/ARTHUR D. LEVINSON
Arthur D. Levinson, Ph.D. Chairman and Chief Executive Officer

Date:	April 11, 2006	/s/DAVID A. EBERSMAN
David A. Ebersman Executive Vice President and Chief Financial Officer

Date:	April 11, 2006	/s/JOHN M. WHITING
John M. Whiting Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Press Release of Genentech, Inc. dated April 11, 2006.
99.2	Consolidated Statements of Income and Balance Sheets Data